Exhibit 10.1

LIMITED WAIVER

THIS LIMITED WAIVER (this “Waiver”) is date March 31, 2016, among Southern Health Corporation of Houston, Inc., a Georgia corporation (“Borrower”), Crown Healthcare Investments, LLC, a Georgia limited liability company (f/k/a MedCare South, LLC) (“Crown”), SunLink Health Systems, Inc., an Ohio corporation (“SunLink” and, together with Crown, “Guarantors”) and Bank SNB, an Oklahoma banking corporation (successor by conversion to Bank SNB, National Association) (“Lender”).

PRELIMINARY STATEMENTS

A. Borrower and Lender are parties to the Mortgage Loan Agreement, dated July 5, 2012 (as amended from time to time, the “Loan Agreement”).

B. Capitalized terms used in this Waiver have the meanings given to them in the Loan Agreement.

C. For the periods ending September 30, 2015 and December 31, 2015 (the “Specified Periods”) Borrower failed to maintain the Debt Service Coverage Ratio and the Funded Debt to EBITDA Ratio required by the Loan Agreement, and additionally Borrower failed to maintain the Fixed Charge Coverage Ratio required by the Loan Agreement for the period ended December 31, 2015 (the “Specified Defaults”).

D. Lender has agreed to waive the Specified Defaults, subject to the terms and conditions of this Waiver.

E. Each of the Guarantors is party to a Guaranty Agreement, dated the date of the Loan Agreement (each, a “Guaranty Agreement”), pursuant to which such Guarantor has guaranteed the obligations of Borrower under the Loan Agreement.

F. Each of the Guarantors desires to ratify and reaffirm the Guaranty Agreement to which it is a party.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows.

1. Waiver.

a. Waiver of Specified Defaults. Subject to the terms and conditions of this Waiver, Lender hereby waives the Specified Defaults.

b. Limitations. The foregoing waiver is a waiver solely of the Specified Defaults for the Specified Periods, and is not a waiver of any future default or any provision of the Loan Agreement generally. This waiver does not create a course of dealing. Lender is under no obligation to make any future waiver of any provision of the Loan Agreement or other Loan Documents.

2. Ratification and Release.

a. Confirmation and Ratification. Borrower and Guarantors confirm and agree that each pledge, assignment, security interest, lien or other encumbrance made by Borrower and Guarantors in favor of Lender under any Loan Document is hereby ratified and confirmed in all respects. Borrower and each Guarantor each acknowledges and confirms the validity and enforceability of all Loan Documents to which it is a party. Borrower and each Guarantor represents and warrants to Lender that such party has no right of offset, defense or counterclaim to the payment or performance of the Loans or any of its other obligations under any of the Loan Documents to which it is a party.

b. Release. In consideration of the accommodations granted by Lender in this Waiver, each Borrower and Guarantor hereby forever waives, releases and discharges Lender and its successors, assigns, directors, officers, members, managers, employees, agents, attorneys and other representatives (the “Lender Parties”), and indemnifies and holds harmless Lender and the Lender Parties from, any and all claims (including, without limitation, cross-claims, counterclaims, rights of setoff and recoupment), causes of action, demands, suits, costs, expenses and damages that it now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity, including all actions that arise under or relate to the Loan Documents, this Waiver, any document, instrument or certificate executed in connection with the foregoing, any action or omission of Lender or any of the Lender Parties in connection with the foregoing, or any person’s rights or obligations thereunder based in whole or in part on facts, whether or not known, existing on or prior to the date of this Waiver. Borrower acknowledges and agrees that all actions of Lender with respect to the Loan Documents and the transactions contemplated thereby on or prior to the date of this Waiver have been in good faith and in accordance with the Loan Documents and applicable law.

3. Representations and Warranties. The Borrower and Guarantors, jointly and severally, represent and warrant to Lender as follows:

a. No action or proceeding, including, without limitation, a voluntary or involuntary petition for bankruptcy, has been instituted by or against Borrower or any Guarantor.

b. Borrower and each Guarantor each has full power and authority to enter into, execute, deliver, and perform this Waiver, and the foregoing does not violate any contractual or other obligation by which such person is bound. The execution, delivery and performance of this Waiver have been authorized by all requisite organizational action of each such person.

c. This Waiver constitutes the valid and legally binding obligation of Borrower and each Guarantor, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance and other laws affecting creditors’ rights generally and to general equitable principles.

d. The representations and warranties of Borrower and each Guarantor in the Loan Agreement and the other Loan Documents are true and correct as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such date.

4. Miscellaneous.

a. Effect on Loan Documents. Except as set forth in this Waiver, the Loan Agreement and the Loan Documents shall not be deemed amended, waived or otherwise modified by this agreement and shall remain in full force and effect.

b. Fees and Expenses. Borrower shall pay, as and when billed by Lender, all fees, costs, and expenses (including, without limitation, fees and expenses for Lender’s legal counsel, and for appraisers, engineering consultants, and environmental and other consultants) paid or incurred by Lender in connection with the negotiation of this Waiver, or in connection with the actions contemplated by this Waiver.

c. Voluntary Agreement. Borrower and each Guarantor jointly and severally represent and warrant to Lender that (a) Borrower and each Guarantor has had the opportunity to be represented by legal counsel of their choice and to consult with such counsel regarding this Waiver, (b) Borrower and each Guarantor are fully aware of the terms and provisions contained herein and of their effect, and (c) Borrower and each Guarantor have voluntarily and without coercion or duress of any kind entered into this Waiver.

d. Integration. This Waiver constitutes the entire agreement concerning the subject matter hereof, and it supersedes any prior or contemporaneous oral or written representations, statements, understandings, or agreements concerning the subject matter of this Waiver.

e. Successors and Assigns. This Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

f. Governing Law. This Waiver shall be governed by and construed in accordance with the laws of the State of Oklahoma, without giving effect to the principles of conflicts of law.

g. Headings. All headings in this Waiver are for convenience only and shall not be used to interpret any term or provision of this Waiver.

h. Counterparts. This Waiver may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one agreement. The parties hereto agree that their electronically transmitted signatures on this Waiver shall have the same effect as manually transmitted signatures.

i. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATING TO THIS WAIVER, ANY LOAN DOCUMENTS OR ANY AMENDMENT, INSTRUMENT, DOCUMENT, OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OF ANY OF THE PARTIES HERETO, OR ANY OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS WAIVER OR ANY LOAN DOCUMENTS, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN, OR HAS HAD THE OPPORTUNITY TO BE, REPRESENTED IN THE SIGNING OF THIS WAIVER AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. EACH PARTY HERETO FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING OF THIS WAIVER.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered as of the date first written above.

BORROWER:	SOUTHERN HEALTH CORPORATION OF HOUSTON, INC.

By:
Name:
Title:

GUARANTORS:	CROWN HEALTHCARE INVESTMENTS, LLC

By:
Name:
Title:

SUNLINK HEALTH SYSTEMS, INC.

By:
Name:
Title:

LENDER:	BANK SNB

By:
Name:
Title: